Asset Exchange Transactions	12 Months Ended
Dec. 31, 2021
Nonmonetary Transactions [Abstract]
Asset Exchange Transactions	Asset Exchange Transactions
2020 Asset Exchange Transactions. During 2020, the Company closed on various acreage trade agreements (collectively, the 2020 Asset Exchange Transactions), pursuant to which the Company exchanged approximately 24,400 aggregate net revenue interest acres across Greene, Allegheny, Armstrong, Westmoreland and Washington Counties, Pennsylvania; Wetzel and Marshall Counties, West Virginia; and Belmont County, Ohio for approximately 19,400 aggregate net revenue interest acres across Greene and Washington Counties, Pennsylvania; Marshall, Wetzel and Marion Counties, West Virginia; and Belmont County, Ohio. As a result of the 2020 Asset Exchange Transactions, the Company recognized a net loss of $61.6 million in (gain) loss/impairment on sale/exchange of long-lived assets in the Statement of Consolidated Operations for the year ended December 31, 2020.

2019 Asset Exchange Transaction. During the third quarter of 2019, the Company closed on an acreage trade agreement and purchase and sale agreement with a third party (the 2019 Asset Exchange Transaction), pursuant to which the Company exchanged approximately 16,000 net revenue interest acres primarily in Wetzel and Marion Counties, West Virginia. Under the terms of the purchase and sale agreement, the Company assigned to the third party a gas gathering agreement that covers a portion of Tyler County, West Virginia and provides a firm gathering commitment, and the Company was released from its remaining obligations under that gas gathering agreement. As consideration for the third party's assumption of the Tyler County gas gathering agreement, the Company agreed to reimburse the third party for certain firm gathering costs under the gas gathering agreement through December 2022 and assign the third party an additional approximately 3,000 net revenue interest acres in Tyler and Wetzel Counties, West Virginia.

As a result of the 2019 Asset Exchange Transaction, the Company recognized a net loss of $13.9 million in (gain) loss/impairment on sale/exchange of long-lived assets in the Statement of Consolidated Operations for the year ended December 31, 2019. As of December 31, 2021 and 2020, the liability for the reimbursement of those certain firm gathering costs was $12.6 million and $25.8 million, respectively, and was recorded in other current and noncurrent liabilities in the Consolidated Balance Sheets.

The fair value of leases acquired and, for the 2019 Asset Exchange Transaction, the fair value of the liability for the reimbursement of certain firm gathering costs were based on inputs that are not observable in the market and, as such, are a Level 3 fair value measurement. See Note 4 for a description of the fair value hierarchy. Key assumptions used in the fair value calculations included market-based prices for comparable acreage and, for the 2019 Asset Exchange Transaction, the net present value of expected payments due for reimbursement.